                                                                    Exhibit 23.2

Consent of Arthur Andersen LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 2001, included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                             /s/ Arthur Andersen LLP

Lancaster, Pennsylvania

May 30, 2001


                                       1